Exhibit 10.9

                           Financial National Electronic Transfer, Inc.
                           500 W. Lincoln Trail, Box 988,     Radcliff, KY 40159
                           Phone: (800) 360.2218   Fax: ( 208) 361.5268
                           sales@finet1.com http://www.finet1.com

RESELLER AGREEMENT
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          ABOUT YOUR BUSINESS
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  Reseller (Business Name) Digital Commerce Merchant Services Inc.
    EIN      87-0652618
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          URL
          www.thatbank.com
          Primary Contact Email Address
          jack@thatbank.com
          Billing Address
          300 -1199 West Hastings Street
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  City   Vancouver         State    BC               Zip code V6E 3T5

       Telephone (604) 899-0411
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  Type of Businessonline payment processing - solution packaging

     Yrs. in Business    2

  Business Address (if different from above)  same
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  City State Zip code Bus. Telephone ( )
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          Name of Principal     Digital
          Commerce International, Inc.
          Title    Listed THBK OTC.BB
          Home Address
          300 - 1199 West Hastings Street
          City
          Vancouver
          State BC
          Zip code V6E 3T5
          Telephone ( 604 ) 899-0411


          DEPOSIT BANK ACCOUNT PAYMENT INFORMATION
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  Bank Name   University Bank       Routing # 072413722         Account #2684306
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  Name on Account Digital Commerce Merchant Services Inc.
  Reseller hereby authorizes FiNET, Inc., or its designee or successor or assign (hereinafter "FiNET") to electronically deposit funds owed by FiNET to Reseller into the account identified above.
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                                                       X     RESELLER   INITIALS

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ACCEPTANCE OF AGREEMENT INCLUDING ATTACHED TERMS
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  Reseller's Signature/Title           Print Name                          Date
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ACCEPTANCE BY FINET, INC.
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  Signature/Title                     Print Name                           Date
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                                                                     Page 1 of 3


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TERMS
1. RETENTION AND ENGAGEMENT.
FiNET, Inc., its successors and assigns (hereinafter referred to as "FiNET"), hereby offers to above-named business (hereinafter referred to as "Reseller") and Reseller hereby accepts from FiNET authorization to sell FiNET's EFT transaction services (hereinafter referred to as the "Services") to Reseller's clients (hereinafter individually referred to as "Merchant") on terms and conditions set forth herein. Reseller hereby affirms that it is engaged in a lawful business and is duly licensed under the laws of the State, County, and City where it is located to conduct such business. Reseller agrees to follow procedures provided by FiNET, and understands that these procedures may change from time to time. FiNET reserves the right to refuse service and/or limit access to its services to anyone.
2. TERM.
This Agreement will begin the date this contract is signed and accepted by Reseller and FiNET, and will remain in effect until terminated by either party. Notice of termination of this contract by Reseller must be submitted in writing to FiNET no less than 30 days prior to the date of desired termination.
3. EMPLOYMENT.
Reseller is an independent contractor under the terms of this Agreement, and not an employee or legal representative of FiNET. Reseller will not be treated as an employee in regard to any laws covering employees. FiNET will not pay a wage or salary to Reseller. Reseller is responsible for all of his/her own income taxes, social security taxes, unemployment taxes, and any other taxes, licenses, and fees of any kind. Any and all claims for unemployment benefits and or claims for workers' compensation benefits are hereby expressly waived by Reseller.
4. PAYMENT.
Reseller authorizes FiNET to initiate credit entries to Reseller's checking account for deposit of funds due Reseller by FiNET:
     A. Monthly Processing Fees. Each Merchant account sold by Reseller will be charged a monthly fee of $15.00. Reseller is authorized to resell this processing fee for an amount not to exceed $25.00. Any amount collected over and above $15.00, will be provided to Reseller on or about the 15th business day of each month for the preceding month's activity for each Merchant registered by Reseller.
     B. Transaction Fees: Each Merchant account sold by Reseller will be charged a transaction fee of $0.35 for each EFT origination item submitted to FiNET by the Merchant. Reseller is authorized to resell this processing fee for an amount not to exceed $1.00. Any amount collected over and above $0.35 will be provided to Reseller, in aggregate form, on or about the 15th business day of each month for the preceding month's activity.
     C. Discount Fees: FiNET does not charge Merchants a discount fee for EFT transactions; however, Merchant may charge a discount fee up to 2 percent of the face value of the transaction. In all cases where a discount fee is charged to a Merchant, FiNET will be entitled to one half the proceeds of such transaction fee. Any amounts collected and due to Reseller for a discount fee will be provided to Reseller, in aggregate form, on or about the 15th business day of each month for the preceding month's business. A discount fee may not be charged in lieu of a Transaction Fee, but only in addition to a Transaction Fee. Merchants will always be a charged a Transaction Fee.
     C. Return Processing Fees. Each Merchant account sold by Reseller will be charged a return transaction fee of $1.50 for each return entry process by FiNET for the Merchant. Merchant is NOT authorized to resell this fee for any amount above $1.50.
Reseller may resell the Services to Merchants at such a price as defined in 4A, 4B, and 4C; however, Reseller understands that FiNET may publish its own direct-to-public prices on FiNET's web site(s) or elsewhere.
5. NON-DISCLOSURE.
Reseller agrees that the preceding payment information (4A, 4B, and 4C) will not be used by the Recipient in any way which is to the competitive disadvantage or otherwise detrimental to FiNET and will not, except with the prior written consent of FiNET, be disclosed to any other person or entity. Notwithstanding the foregoing, Reseller may disclose this information to its affiliates, directors, officers, employees, agents, consultants, accountants, attorneys, and other advisors (the persons to whom such disclosure is permissible and made being collectively called "Representatives"), provided that the Reseller agrees that it will inform its Representatives who have access to this information of the requirements of this agreement.

Reseller Initials __________                                         Page 2 of 3


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7. REVIEW.
FiNET shall have the right to increase fees as necessary. Reseller will be notified of any changes in fees at least thirty (30) days in advance.
8. STANDARDS.
Reseller shall conduct its business in accordance with the highest legal and ethical standards. Reseller shall not be involved in Internet abuse including but not limited to spamming - mass unsolicited Emailing, distribution of mass emailing programs, cross-posting messages to large number of usenet groups, posting obscene or inflammatory messages, threatening other Internet users, mail bombing Internet users, running packet sniffers or port scanners, and spamming our support staff. Should a violation occur, Reseller will be held responsible for any damages to FiNET's system, servers, connectivity, reputation, business, service, network, operations, or equipment.
9. PROPERTY.
All literature and other information given to Reseller by FiNET shall remain the property of FiNET and shall not be used by Reseller for other purposes.
10. INDEMNIFICATION, HOLD HARMLESS.
Reseller agrees to indemnify and hold harmless FiNET from any and all claims, causes of action, demands, judicial and administrative proceedings, errors, liabilities, damages, costs and expenses, including, without limitation, court costs and reasonable attorney's fees, relating to any transaction service, or losses of any type whatsoever that may arise on account of Reseller's or Merchant's activities, or those of Reseller's or Merchant's employees, banks or agents in the performance of this agreement. Reseller shall exonerate, indemnify, defend, and hold FiNET harmless from any liability resulting from Reseller's or Merchant's acts and omissions.
 11. NON-COMPETITION.
Reseller agrees not to start, nor be involved in a business similar to that of FiNET during the term of this Agreement. Reseller agrees that upon the termination of this Agreement, he/she shall not compete with the business of FiNET, or its successors or assigns, and shall not directly or indirectly, or in any capacity, on his/her own behalf or on behalf of any other firm, undertake or assist in the solicitation of any customer or account of FiNET.
12. VIOLATION, SEVERANCE.
Should Reseller violate any of the terms of this Agreement, FiNET may sever relationship with Reseller, either temporarily or permanently, as decided by FiNET. If such severance occurs, FiNET retains the right to establish a service agreement directly with any and all Merchants to whom Reseller has sold or offered FiNET's Services, and Reseller agrees, upon FiNET's request, to cease billing Merchant for FiNET's Services and assign rights of billing to FiNET.
13. ASSIGNMENT.
FiNET may assign or transfer this Agreement or any sums due or to become due hereunder, and in such event FiNET's assignee or transferee shall have the rights, powers, privileges and remedies of FiNET hereunder. Reseller hereby acknowledges notice of FiNET's intended assignment of FiNET's interest in this Agreement, and upon such assignment, Reseller agrees not to assert, as against FiNET's assignee, and defense, set-off, recoupment, claim or counterclaim, that it may have against FiNET whether arising under this Agreement transaction or otherwise.
14.      JURISDICTION, WAIVER OF JURY TRIAL.
This  Agreement and any guaranty  hereof shall be  interpreted  and construed in accordance with, and governed by, the internal laws of the commonwealth of Kentucky. As used in this Paragraph, "applicable jurisdiction" means the county of Hardin, commonwealth of Kentucky, or such other county or state, as the same may change from time to time, where the holder of FiNET's interest in this Agreement maintains its principal office responsible for administrating this Agreement. All actions, proceedings or litigation brought by FiNET, Reseller, or any Merchant shall be instituted and prosecuted in the applicable jurisdiction. The parties acknowledge their agreement that the state courts sitting in the
applicable   jurisdiction   shall  be  the  exclusive  forum  for  all  actions;
proceedings or litigation between or among the parties, notwithstanding that other courts may have jurisdiction over the parties and the subject matter. Reseller waives, insofar as permitted by law, trial by jury in any action, proceeding or litigation between or among FiNET, Reseller or any Merchant.
15.      MISCELLANEOUS.
The signer certifies that he/she is authorized to execute this Agreement on behalf of Reseller. This Agreement shall be binding upon the parties, their successors, legal representatives and assigns. No delay by FiNET in enforcing any rights under this Agreement shall be interpreted as a waiver of said rights. If any provision of this Agreement or the application thereof to any person, business entity, or circumstance is determined to be invalid, the remainder of this Agreement, or the application of such provisions to any person, business entity or circumstances other than those to which it is held invalid, shall not be affected thereby.

Reseller Initials __________                                        Page 3 of 3